Security Cash Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated December 29, 2008
to Prospectus Dated October 20, 2008

Security Cash Fund (the "Fund"), which had filed a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program") when the Program was first launched approved participating in an extension of the Program through April 30, 2009.

Under the Program, the Treasury intends to guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund's market-based net asset value per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

  The total amount of coverage available for all money market fund participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

  In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program initially was approved to be in effect for a three month term, expiring on December 18, 2008 and the Treasury has recently approved an extension of the Program through April 30, 2009. Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.01% of the value of the Fund's outstanding shares (valued at $1.00) as of September 19, 2008 and participation in the extension required a payment in the amount of 0.015% of the value of the Fund's outstanding shares as of September 19, 2008. The Investment Manager, and not the Fund, paid these participation fees.

The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is further extended, the Fund will decide whether to renew its participation. (There is no guarantee that the Investment Manager would accept to pay the additional participation fee, which could be paid by the Fund.)

Additionally, the Investment Manager may voluntarily waive its fees or reimburse Fund operating expenses in an attempt to maintain a positive yield for the Fund. This voluntary waiver is in addition to any contractual waivers already in place and it may be discontinued at any time. There is no guarantee that the Fund will be able to able to maintain a positive yield.

Please Retain This Supplement for Future Reference